                                                                  EXHIBIT 10.53

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and dated as of the 11th day of June, 1997, by and among BOYD GAMING CORPORATION, a Nevada corporation ("Boyd Gaming") and CALIFORNIA HOTEL AND CASINO, a Nevada corporation ("CH&C"; CH&C and Boyd Gaming being referred to collectively as the "Borrowers" and each individually as a "Borrower"), the commercial lending institutions listed on the signature pages hereof (collectively, the "Lenders"), WELLS FARGO BANK, N.A., as Swingline Lender, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as letter of credit issuer, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and WELLS FARGO BANK, N.A., as co-managing agents (herein, in such capacity, the "Co-Managing Agents"), BANKERS TRUST COMPANY, CREDIT LYONNAIS LOS ANGELES BRANCH and SOCIETE GENERALE, as co-agents (herein, in such capacity, the "Co-Agents"), and CIBC, as administrative agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent").

                                    RECITALS

      A. The Borrowers and the Lenders entered into that certain $500,000,000 Credit Agreement dated as of June 19, 1996 (as amended by the First Amendment to Credit Agreement dated as of March 28, 1997, the "Credit Agreement"), pursuant to which the Lenders agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

      B. The Borrowers and the Lenders desire to amend certain terms and conditions of the Credit Agreement pursuant to this Amendment.

      NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

                                    AGREEMENT

        1.   The Credit Agreement is hereby amended as follows:

             (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in their correct alphabetical order:

               "Newco" means the wholly-owned Subsidiary of Boyd Gaming that has acquired the 85% equity interest in Treasure Chest not owned by Boyd Kenner as of the date of this Agreement.

               "Treasure Chest" means Treasure Chest Casino LLC, a Louisiana limited liability company.

               "Treasure Chest Casino" means Treasure Chest casino, which facility is owned by Treasure Chest and is located in Kenner, Louisiana.

               (b) The definition of the term "Pledgors" in Section 1.1 of the Credit Agreement is hereby amended by adding Treasure Chest, Newco" following "Boyd Kansas City".

               (c) The definition of the term "Pledged Casinos" in Section 1.1 of the Credit Agreement is hereby amended by adding ", (vii) Treasure Chest Casino" following "(vi) the Fremont Hotel and Casino" and by relabelling existing "(vii)" as "(viii)".

               (d) Clause (a) of Section 7.2.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                     "(a) Tangible Net Worth to be less than the sum of (i)
               $210,000,000, plus (ii) 50% of Boyd Gaming's consolidated net income (without giving effect to any losses) for each Fiscal Quarter ending on or after September 30, 1996, plus (iii) an amount equal to the increase in Boyd Gaming's stockholders equity following the Effective Date by reason of sales and issuances of Boyd Gaming's capital stock, minus (iv) the amount of goodwill, not to exceed $130,000,000, associated with the Proposed Acquisition, minus (v) the amount of noncash write-downs taken by Boyd Kansas City in connection with its Venture in Kansas City, Missouri (net of any associated tax benefits) and minus (vi) the amount of goodwill, not to exceed $95,000,000, associated with the acquisition by a wholly-owned Subsidiary of Boyd Gaming of the 85% equity interest in Treasure Chest not owned by Boyd Kenner as of the Effective Date;"

               (e) Clause (a) of Section 7.2.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "(a) Expansion Capital Expenditures (other than those
               described in clause (c) below) on a cumulative basis from the effective date of the Second Amendment dated as of June 11, 1997 to Credit Agreement through the term of this Agreement in an amount not to exceed $50,000,000 plus the net cash proceeds from the issuance or sale of capital stock of Boyd Gaming after March 31, 1997;"

               (f) Exhibit L of the Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit B hereto.

      2. Waivers and Covenant Regarding Additional Loan Documents. Upon satisfaction of the conditions set forth in Section 3 of this Amendment, the Lenders (i) hereby waive any provisions of the Credit Agreement, including, without limitation, the provisions of Sections 7.2.5, and 7.2.7 of the Credit Agreement to the extent that any of such provisions would be violated by the acquisition by a wholly-owned Subsidiary of Boyd Gaming ("Newco") of the 85% equity interest in Treasure Chest (the "Treasure Chest Acquisition") not owned by Boyd Kenner as of the date of this Amendment for total proceeds not exceeding $120,000,000; provided that the Treasure Chest Acquisition occurs not later than December 31, 1997.

      3. Effective Date. This Amendment shall be effective concurrently with the closing of the Treasure Chest Acquisition so long as each of the following shall have been satisfied on or before such date:

               (a) This Amendment shall have been executed by the Borrowers and the Required Lenders;

               (b) The Agent shall have received executed acknowledgment and reaffirmations, substantially in the form set forth in Exhibit A hereto, duly executed by each of the Guarantors;

               (c) The Agent shall have received an undertaking from Boyd Gaming and Newco to deliver the documentation from Newco required by Section 7.1.11 of the Credit Agreement within fifteen days following the closing of the Treasure Chest Acquisition; and

               (d) The Agent shall have received an undertaking from Boyd Gaming and Treasure Chest to deliver the documentation required under Sections 5.1.1,
5.1.3 through 5.1.12, 5.1.14, 5.1.15 and 5.1.17 of the Credit Agreement with respect to the Treasure Chest Casino within fifteen days following the closing of the Treasure Chest Acquisition.

     4. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

               (a) Each Borrower has the power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Borrower. The Credit Agreement (as amended by this Amendment) and the other Loan Documents constitute legal, valid, and binding obligations of each Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors, rights generally, and general principles of equity.

               (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and after giving effect to this Amendment:
(1) the-representations and warranties of each Borrower contained in the Credit Agreement are true and correct in all respects, and (2) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

      5. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit-Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

      6. Reaffirmation of Loan Documents. The Borrowers hereby further affirm and agree that (a) the execution and delivery by the Borrowers of and the performance of their obligations under the Credit Agreement, as amended by this Amendment, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Borrowers or the rights of the Agent or the Lenders under any of the Loan Documents or any other document or, instrument made or given by the Borrowers in connection therewith, and (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the obligations of the Borrowers under the Credit Agreement as amended by this Amendment.

       7. Miscellaneous Provisions.

          (a) Survival. The provisions of this Amendment shall survive to the extent provided in Section 10.5 of the credit Agreement.

          (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF NEVADA.

          (c) Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constituted one agreement.

          (d) No Other Amendment. Except as expressly amended herein, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements relating thereto or executed in connection therewith shall remain in full force and effect as currently written.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   BOYD GAMING CORPORATION


                                   By:  /s/      [SIG]
                                      -----------------------------------------
                                      Title:  Executive Vice President



                                   CALIFORNIA HOTEL AND CASINO


                                   By:  /s/      [SIG]
                                      -----------------------------------------
                                      Title: Senior Vice President


                                   CIBC INC.

                                   By:  /s/
                                      -----------------------------------------
                                      Title: Managing Director
                                      CIBC Wood Gundy Securities Corp.,
                                      AS AGENT

                                   BANK OF AMERICA NT&SA



                                   By:  /s/
                                      -----------------------------------------
                                      Title:

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION



                                   By:  /s/
                                      -----------------------------------------
                                      Title:


                                   BANKERS TRUST COMPANY



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   CREDIT LYONNAIS LOS ANGELES BRANCH



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   SOCIETE GENERALE


                                   By:  /s/
                                      -----------------------------------------
                                      Title:

                                   ABN AMRO BANK N.V.
                                    SAN FRANCISCO INTERNATIONAL BRANCH



                                    By:     ABN AMRO North America, Inc.
                                               as agent


                                   By  /s/      [SIG]
                                      -----------------------------------------
                                      Title:  Bradford H. Leahy
                                              Assistant Vice President


                                   By:  /s/      [SIG]
                                      -----------------------------------------
                                      Title:  L.T. Osborne
                                              Group Vice President


                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION, LOS ANGELES AGENCY



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   THE SANWA BANK, LIMITED



                                   By:
                                      -----------------------------------------
                                      Title:



                                   COMMERZBANK AG, LOS ANGELES BRANCH



                                   By:
                                      -----------------------------------------
                                      Title:



                                   By:
                                      -----------------------------------------
                                      Title:



                                   FIRST SECURITY BANK, N.A.



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   THE SUMITOMO BANK, LIMITED



                                   By:
                                      -----------------------------------------
                                      Title:


                                   By:
                                      -----------------------------------------
                                      Title:

                                   BANKBOSTON, N.A.



                                   By:  /s/      [SIG]
                                      -----------------------------------------
                                      Title:



                                   BANK OF HAWAII


                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   THE BANK OF NEW YORK

                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   BANQUE NATIONALE DE PARIS



                                   By:  /s/
                                      -----------------------------------------
                                      Title:


                                   By:  /s/
                                      -----------------------------------------
                                      Title:

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   LOS ANGELES AGENCY


                                   By:  /s/
                                      -----------------------------------------
                                      Title:


                                   NBD BANK

                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   THE NIPPON CREDIT BANK, LTD., LOS
                                   ANGELES AGENCY



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   US BANK OF NEVADA



                                   By:  /s/
                                      -----------------------------------------
                                      Title:

                                   WHITNEY NATIONAL BANK


                                   By:  /s/
                                      -----------------------------------------
                                      Title:  Assistant Vice President


                                   DEPOSIT GUARANTY NATIONAL BANK


                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   FIRST HAWAIIAN BANK


                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   GIROCREDIT BANK, AG DER SPARKASSEN,
                                     GRAND CAYMAN ISLANDS BRANCH



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   IMPERIAL BANK



                                   By:  /s/
                                      -----------------------------------------
                                      Title:



                                   TRUSTMARK NATIONAL BANK



                                   By:  /s/
                                      -----------------------------------------
                                      Title:

                                                             EXHIBIT A to
                                                             Second Amendment
                                                             to Credit Agreement

                                 June 11, 1997

Mare-Bear, Inc.
Sam-Will, Inc.
Boyd Tunica, Inc.
Boyd Kansas City, Inc.
Eldorado, Inc.
Boyd Mississippi, Inc.
Boyd Kenner, Inc.
MSW, Inc.
East Peoria Hotel, Inc.
Par-A-Dice Gaming Corporation
c/o California Hotel and Casino
2950 South Industrial Road
Las Vegas, Nevada 89109

Attention:     Chief Financial officer

        Re:    Boyd Gaming Corporation and California Hotel and Casino

Gentlemen:

      Please refer to (1) the $500,000,000 Credit Agreement, dated as of June 19, 1996 (as amended by the First Amendment to Credit Agreement dated as of March 28, 1997, the "Credit Agreement"), by and among Boyd Gaming Corporation and California Hotel and Casino, as the Borrowers, the commercial lending institutions party thereto (collectively, the "Lenders"), Wells Fargo Bank N.A., as Swingline Lender, Canadian Imperial Bank Of Commerce ("CIBC"), as letter of credit issuer, Bank of America National Trust and Savings Association and Wells Fargo Bank N.A., as co-managing agents (herein, in such capacity, the "Co-Managing Agents"), Bankers Trust Company, Credit Lyonnais Los Angeles Branch and Societe Generale, as co-agents (herein, in such capacity, the "Co-Agents"), and CIBC, as administrative agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent")(the Lenders, the Co-Managing Agents, the Co-Agents and the Agent herein are collectively called the "Beneficiaries") and
(2) the General Continuing Guaranties, dated as of June 19, 1996 of Mare-Bear, Inc., Sam-Will, Inc., Boyd Tunica, Inc., Boyd Kansas City, Inc., Eldorado, Inc., Boyd Mississippi, Inc., Boyd Kenner, Inc. and MSW, Inc. and the General Continuing Guaranties dated as of December 13, 1996 of

  East Peoria Hotel, Inc. and Par-A-Dice Gaming Corporation, executed in favor of the Beneficiaries (each such Guaranty is herein called a "Guaranty"). Pursuant to an amendment dated of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under your Guaranty and (ii) acknowledge and agree that your Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

        Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.



                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as Administrative Agent


                                   By:
                                      -----------------------------------------
                                       Title: Managing Director
                                       CIBC Wood Gundy Securities
                                       Corp., AS AGENT



Acknowledged and Agreed to

MARE-BEAR, INC.



By:
   ----------------------------
    Its:
        -----------------------



SAM-WILL, INC.


By:
   ----------------------------
    Its:
        -----------------------



BOYD TUNICA, INC.


By:
   ----------------------------
    Its:
        -----------------------



BOYD KANSAS CITY, INC




By:
   ----------------------------
    Its:
        -----------------------



ELDORADO, INC.


By:
   ----------------------------
    Its:
        -----------------------

BOYD MISSISSIPPI, INC.



By:
   ----------------------------
    Its:
        -----------------------



BOYD KENNER, INC.



By:
   ----------------------------
    Its:
        -----------------------



MSW, INC.




By:
   ----------------------------
    Its:
        -----------------------



EAST PEORIA HOTEL, INC.



By:
   ----------------------------
    Its:
        -----------------------




PAR-A-DICE GAMING CORPORATION




By:
   ----------------------------
    Its:
        -----------------------

                                                                    EXHIBIT B to
                                                                Second Amendment
                                                             to Credit Agreement




                           Form of Certificate of the
                        Borrowers of Compliance with the
                            Provisions of Section 7.2

                         Schedule of Compliance with the
                                Credit Agreement
                      dated as of June 19, 1996, as amended

                              as of __________, 19__

          The undersigned,__________________________________________ of, Boyd
Gaming Corporation and California Hotel and Casino (the "Borrowers"), pursuant to Section 7.1.1(c) and (d) of the Credit Agreement, dated as of June 19, 1996, as amended (the "Credit Agreement"), among the Borrowers, Canadian Imperial Bank of Commerce, as Agent, and the various financial institutions as are, or may become, parties thereto, hereby certifies that as of the date hereof (defined terms in the Credit Agreement being used herein with the same meanings as in the Credit Agreement), the following computations were true and correct:

I. Calculation of EBITDA for four consecutive Fiscal Quarters ending on the date set forth above:


    a.   Consolidated earnings of Boyd Gaming                    $_____________
         before:  depreciation                 $______________
                  amortization                 $______________
                  interest expense             $______________
                  pre-opening expenses         $______________
                  extraordinary items          $______________
                  taxes                        $______________

         plus (if applicable without duplication)

    b.   Earnings of any New Venture which became a
                 direct or indirect Subsidiary of Boyd Gaming
                 during such period:                             $_____________

         before:  depreciation                 $______________
                  amortization                 $______________
                  interest expense             $______________
                  pre-opening expense          $______________
                  extraordinary items          $______________
                  taxes                        $______________

         plus (or minus)

    c.   any non-cash loss (or gain arising from
         change in GAAP                                          $_____________


                                               EBITDA            $_____________

II.  Additional Indebtedness Test, Section 7.2.2

     a.   Aggregate notional principal amount of
          secured Hedging Obligations under (iii):
                 [description]

          Aggregate notional principal amount of
          such secured Hedging Obligations shall
          not exceed $300,000,000.

     b.   Indebtedness outstanding under (v):
                 (description)

          Total Indebtedness described above shall not exceed $25,000,000.

III. Tangible Net Worth Test, Section 7.2.4(a)

     a.   Actual Tangible Net Worth
          (i)  consolidated net worth                            $_____________
     less (ii) intangible assets                                 $_____________

                  TOTAL                                          $_____________

     b.   Required Tangible Net Worth
          (i)   $210,000,000                                     $210,000,000
     pus  (ii)  50% of Consolidated net income
                 (without giving effect to any losses)
                 for each Fiscal Quarter ending on or
                 after September 30, 1996                        $_____________

     plus (iii) Amount of increased equity due
                 to stock issuances                              $_____________
     minus (iv) Amount of goodwill from
                 acquisition of Par-A-Dice Gaming
                 Corporation (not to exceed
                 $130,000,000)                                   $_____________

     minus (v)  Noncash writedowns taken by
                Boyd Kansas City in connection
                with its Venture in
                Kansas City, Missouri                            $_____________
     minus (vi) The amount of goodwill, not
                to exceed $95,000,000,
                associated with the
                acquisition of Treasure Chest                    $_____________
                            TOTAL                                $_____________

     c.    Actual Tangible Net Worth shown
               in (a) above must exceed (b)                      $_____________

IV.   Funded Debt to EBITDA Ratio, Section 7.2.4(b)

      a.    Funded Debt of Boyd Gaming and its
            Subsidiaries
            (i)  obligations for borrowed money                  $_____________
      plus  (ii) letter of credit and bankers
                   acceptances                                   $_____________
      plus  (iii) capitalized lease obligations                  $
      plus  (iv)  deferred purchase price
                  indebtedness and secured
                  indebtedness                                   $_____________
      plus  (v) contingent liabilities                           $_____________

                     TOTAL                                       $_____________

      b.    Twelve month trailing
            EBITDA (from Section I above)                        $_____________

      c.    Ratio of line (a) to line (b)                        to
                                                          ------    ------
      d.    The ratio on line (c) must not exceed                to
                                                          ------    ------

V.    Fixed Charge Coverage Test, Section 7.2.4(c)

      a.    Twelve-month trailing EBITDA (from Section I above)
            plus rental payments                                ($_____________)
      b.    Fixed charges
            (i)   Twelve-month consolidated net
                  interest expense                               $_____________
      plus  (ii)  mandatory principal payments.(other
                  than payment of Indebtedness pursuant
                  to Section 5.1.16 and mandatory
                  prepayments of Loans upon Commitment
                  reductions)                                    $_____________
      plus (iii)  provision for tax payments                     $_____________
      plus (iv)   dividends and distributions                    $_____________

      plus (v)  share redemptions and repurchases                $_____________
      plus (vi) rental payments                                  $_____________

      c.  Ratio of line (a) to line (b)                          to
                                                          ------    ------

      d.  The ratio on line (c) at the end of any
          Fiscal Quarter must exceed                             to
                                                          ------    ------

VI.   Expansion Capital Expenditures after the effective date of the Second
      Amendment to the Credit Agreement, Section 7.2.7(a)

      a.  Aggregate Expansion Capital Expenditures
          during term of Agreement                               $_____________
          [List Expenditures by Venture]

      b. Line (a) must not exceed $50,000,000 plus net cash proceeds from the issuance or sale of Boyd Gaming capital stock ($______________) after March 31, 1997

VII.  Maintenance Capital Expenditures, Section 7.2.7(b)

      a.  Aggregate Maintenance Capital Expenditures
          for current Fiscal Year                                $_____________

      b.  Line (a) must not exceed $__,000,000.

VIII.  New Venture Investments, Section 7.2.5

      a.  Aggregate New Venture Investments during
          term of Agreement                                      $_____________

                        [List Investments by New Venture]

 IX. Pledgor EBITDA (Fiscal Year test)

      a.  Consolidated earnings of all Pledgors
          attributable to the Pledged Casinos                    $_____________
          before:   depreciation                 $__________
                    amortization                 $__________
                    interest expense             $__________
                    pre-opening expenses         $__________
                    extraordinary items          $__________
                    taxes                        $__________


           plus

      b.   Consolidated earnings of any Venture that
           becomes a Pledged Casino pursuant to
           Section 7.1.11                                        $_____________
           before:   depreciation                                $_____________
                     amortization                                $_____________
                     interest expense                            $_____________
                     pre-opening expenses                        $_____________
                     extraordinary items                         $_____________
                     taxes                                       $_____________

           plus (or minus)

      c.   Any non-cash loss (or gain) arising from
           a change in GAAP                                      $_____________

           Pledgor EBITDA                                        $_____________

I hereby further certify that no event has occurred or is continuing on the date hereof which constitutes an Event of Default or a Default.

      IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                     BOYD GAMING CORPORATION

                                     By
                                        -----------------------------------
                                        Its:



                                     CALIFORNIA HOTEL AND CASINO



                                     By
                                       -----------------------------------
                                       Its: